Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT dated as of April 8, 2011 (this “Amendment”), to the Credit Agreement dated as of March 23, 2010 (as previously amended, the “Credit Agreement”), among BLACKSTONE HOLDINGS FINANCE CO. L.L.C., as Borrower (the “Borrower”), BLACKSTONE HOLDINGS I L.P., BLACKSTONE HOLDINGS II L.P., BLACKSTONE HOLDINGS III L.P. and BLACKSTONE HOLDINGS IV L.P., as Guarantors (collectively, the “Guarantors”), the several banks and other financial institutions from time to time party thereto (the “Lenders”) and CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A. The Lenders have extended credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein.

B. Pursuant to Section 2.21 of the Credit Agreement, the Borrower has requested that the Lenders extend the Maturity Date of all of their respective Commitments (and the related Revolving Loans) and, in connection therewith, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, in each case as more specifically set forth herein.

C. Each of the Lenders hereto (each such Lender, a “Consenting Lender”) has agreed, subject to the terms and conditions set forth below, to extend the Maturity Date of all of their respective Commitments and to amend the Credit Agreement as more specifically set forth herein.

D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment to the Credit Agreement. Effective as of the Amendment Effective Date:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“Fitch” means Fitch Ratings, Inc.

“Rating Agency” means S&P, Fitch and Moody’s.

(b) Section 1.01 is further amended by amending and restating the definition of “Applicable Rate” in its entirety as follows:

““Applicable Rate” means, for any day, with respect to commitment fees payable hereunder, or with respect to any Eurocurrency Borrowing or ABR Borrowing, as the case may be, the applicable rate per annum set forth below under the caption “Commitment Fee Rate”, “Eurocurrency Spread” or “ABR Spread”, as the case may be, based upon the corporate ratings of the Borrower by S&P, Fitch and/or Moody’s, respectively, applicable on such date:

Borrower Rating by S&P/Fitch/Moody’s	Commitment Fee Rate	Eurocurrency Spread	ABR Spread
Category 1 AA-/AA-/Aa3 or higher	0.15%	1.25%	0.25%
Category 2 A+/A+/A1	0.175%	1.50%	0.50%
Category 3 A/A/A2	0.175%	1.50%	0.50%
Category 4 A-/A-/A3	0.25%	1.75%	0.75%
Category 5 BBB+/BBB+/Baa1 or lower	0.30%	2.00%	1.00%

For purposes of the foregoing, (i) if the ratings established by two or more Rating Agencies for the Borrower shall fall within the same Category, the Applicable Rate shall be determined by reference to such Category, (ii) if each Rating Agency shall have in effect a rating for the Borrower and such ratings all fall within different Categories, then the Applicable Rate shall be determined by reference to the Category next above that of the lowest of all such ratings, (iii) if only two Rating Agencies shall have in effect a rating for the Borrower and such ratings shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next above that of the lower of the two ratings, (iv) if only one Rating Agency shall have in effect a rating for the Borrower, the Applicable Rate shall be determined by reference to the Category in which such rating falls, (v) if no Rating Agency shall have in effect a rating for the Borrower (other than by reason of the circumstances referred to in the last sentence of this definition), then each Rating Agency shall be deemed to have established a rating in Category 5 and (vi) if the ratings established or deemed to have been established by a Rating Agency for the Borrower shall be changed (other than as a result of a change in the rating system of such Rating Agency), such change shall be effective as of the date on which it is first announced by the applicable Rating Agency, irrespective of when notice of such change shall have been furnished by the Borrower to the Administrative Agent and the Lenders. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of any Rating Agency shall change, or if any Rating Agency shall cease to be in the business of rating corporate obligors, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such Rating Agency and, pending the effectiveness of any such amendment, the Applicable Rate shall, at the option of the Borrower, be determined (i) as set forth above using the rating from such Rating Agency most recently in effect prior to such change or cessation or (ii) disregarding the rating from such Rating Agency.”

(c) Section 1.01 is further amended by amending and restating the definition of “Maturity Date” in its entirety as follows:

““Maturity Date” means April 8, 2016, as such date may be extended pursuant to Section 2.21.”

SECTION 3. Waiver. The Lenders hereby waive the requirement that the Borrower deliver a Maturity Date Extension Request under Section 2.21(a) of the Credit Agreement.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower and each Guarantor represents and warrants (as to itself) to each of the Lenders and the Administrative Agent that:

(a) The execution, delivery and performance of this Amendment by the Borrower and each of the Guarantors have been duly authorized by all necessary partnership or limited liability company proceedings, this Amendment has been duly executed and delivered by each of the Borrower and each Guarantor, and this Amendment and the Credit Agreement, as amended on the Amendment Effective Date, constitute legal, valid and binding obligations of each of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(b) The representations and warranties of the Loan Parties set forth in the Credit Agreement and in each Loan Document are true, complete and correct in all material respects on and as of the Amendment Effective Date, with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they were true and correct in all material respects as of such earlier date).

(c) Immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 5. Effectiveness. This Amendment shall become effective as of the first date (such effective date, the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received from (a) the Administrative Agent, (b) the Borrower, (c) each Guarantor, (d) the Required Lenders and (e) Consenting Lenders holding Commitments in an aggregate principal amount equal to $1,020,000,000, either (i) counterparts of this Amendment executed on behalf of such parties or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of executed signature pages) that such parties have executed counterparts of this Amendment, and each of the following conditions precedent shall have been satisfied (or waived in writing by the Required Lenders in the case of clauses (a) through (c) below):

(a) each of the representations and warranties set forth in Section 4 hereof shall be true and correct on and as of the Amendment Effective Date to the same extent as though made on and as of that date, and the Administrative Agent shall have received a certificate to that effect dated as of the Amendment Effective Date and executed by a Financial Officer of the Borrower;

(b) the Administrative Agent shall have received (i) a favorable written opinion (addressed to the Administrative Agent, the Issuing Banks and the Lenders and dated the Amendment Effective Date) of (A) Simpson Thatcher & Bartlett LLP, counsel for the Loan Parties and (B) Gowling Lafleur Henderson LLP, Canadian counsel for certain of the Loan Parties, in each case covering such matters relating to this Amendment as the Administrative Agent shall reasonably request and the Loan Parties hereby request such counsel to deliver such opinions and (ii) such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the

Loan Parties, the authorization of the matters contemplated by this Amendment and any other legal matters relating to the Loan Parties or this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and

(c) the Administrative Agent and Citigroup Global Markets Inc. shall have received from the Borrower in immediately available funds the Amendment Fee (as defined below) and all amounts payable to them (including, without limitation, reimbursement of the reasonable out-of-pocket expenses incurred by them in connection with this Amendment), as separately agreed between them and the Borrower.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Consenting Lender that delivers to the Administrative Agent (or its counsel) an executed counterpart hereof (or a facsimile or other electronic transmission of a signed signature page of this Amendment) on or prior to 5:00 p.m., New York City time, on April 8, 2011, an amendment fee (the “Amendment Fee”) in an amount equal to 0.175% of the amount of such Consenting Lender’s Commitments in effect on the Amendment Effective Date. The Amendment Fee shall be payable on, and subject to the occurrence of, the Amendment Effective Date.

SECTION 7. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any Loan Document shall be deemed a reference to the Credit Agreement as amended pursuant to Section 2. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. Reaffirmation of Guarantees. Each of the Guarantors hereby (a) consents to this Amendment and the transactions contemplated hereby and (b) confirms its respective Guarantees under the Credit Agreement, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such Guarantees shall continue to be in full force and effect and shall continue to accrue to the benefit of the Lenders, the Issuing Banks and the Swingline Lender.

SECTION 9. Expenses. The Borrower agrees to reimburse each of the Administrative Agent and Citigroup Global Markets Inc. for its reasonable out-of-pocket expenses in connection with this Amendment and the transactions contemplated hereby, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The provisions of Section 9.10 of the Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

SECTION 12. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

BLACKSTONE HOLDINGS FINANCE CO. L.L.C.
By:

/s/ Laurence A. Tosi Name: Laurence A. Tosi
Title: Chief Financial Officer

BLACKSTONE HOLDINGS I L.P.,
By: Blackstone Holdings I/II GP Inc., its General Partner

/s/ Laurence A. Tosi Name: Laurence A. Tosi
Title: Chief Financial Officer

BLACKSTONE HOLDINGS II L.P.,
By: Blackstone Holdings I/II GP Inc., its General Partner

/s/ Laurence A. Tosi Name: Laurence A. Tosi
Title: Chief Financial Officer

BLACKSTONE HOLDINGS III L.P.,
By: Blackstone Holdings III GP L.P., its General Partner
By: Blackstone Holdings III GP Management L.L.C., its General Partner

/s/ Laurence A. Tosi Name: Laurence A. Tosi
Title: Chief Financial Officer

BLACKSTONE HOLDINGS IV L.P.,
By: Blackstone Holdings IV GP L.P., its General Partner
By: Blackstone Holdings IV GP Management
(Delaware) L.P., its General Partner
By: Blackstone Holdings IV GP Management
L.L.C., its General Partner

/s/ Laurence A. Tosi Name: Laurence A. Tosi
Title: Chief Financial Officer

[Signature Page to the Amendment]

CITIBANK, N.A. individually and as Administrative Agent,

by

/s/ Maureen P. Maroney Name: Maureen P. Maroney
Title: Vice President

[Signature Page to the Amendment to the Blackstone Credit Agreement]

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Name of Institution:
BANK OF AMERICA, N.A.

as a Lender,
by	/s/ David H. Strickert Name: David H. Strickert
Title: Managing Director

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Name of Institution: BARCLAYS BANK PLC
as a Lender,
by	/s/ Diane Rolfe Name: Diane Rolfe Title: Director

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Credit Suisse AG, Cayman Islands Branch

as a Lender,

by

/s/ Alain Daoust Name: Alain Daoust Title: Director

For any Lender requiring a second signature line:
by	/s/ Rahul Parmar Name: Rahul Parmar
Title: Associate

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Name of Institution:

Deutsche Bank AG, New York Branch

as a Lender,

by	/s/ Evelyn Thierry Name: Evelyn Thierry
Title: Director

For any Lender requiring a second signature line:

by	/s/ Paul O’Leary Name: Paul O’Leary
Title: Director

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Name of Institution:

JPMorgan Chase Bank, N.A.

as a Lender,

by
/s/ Sangeeta Mahadevan Name: Sangeeta Mahadevan Title: Executive Director

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Name of Institution:

Goldman Sachs Bank USA

as a Lender,

by
/s/ Mark Walton Name: Mark Walton Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Name of Institution:

MORGAN STANLEY BANK, N.A.

as a Lender,

by
/s/ Ryan Vetsch Name: Ryan Vetsch Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

ROYAL BANK OF CANADA

as a Lender,

by
/s/ Tim Stephens Name: Tim Stephens Title: Authorized Signatory

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Societe Generale

as a Lender,

by
/s/ William Aishton Name: William Aishton Title: Director

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Name of Institution:

UBS Loan Finance LLC

as a Lender,

by
/s/ Irja R. Otsa Name: Irja R. Otsa Title: Associate Director

For any Lender requiring a second signature line:

by
/s/ Mary E. Evans Name: Mary E. Evans Title: Associate Director

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Name of Institution:

U.S. Bank National Association

as a Lender,

by
/s/ Heath G. Williams Name: Heath G. Williams Title: Vice President, U.S. Bank, N.A.

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Name of Institution:

Wells Fargo Bank, N.A.

as a Lender,

by
/s/ Lisa D. Buetow Name: Lisa D. Buetow Title: Vice President

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Name of Institution:

HSBC Bank plc

as a Lender,

by
/s/ Philip J Dixon Name: Philip J Dixon Title: Director, Financial Sponsors Group

LENDER SIGNATURE PAGE TO AMENDMENT

TO THE BLACKSTONE CREDIT AGREEMENT

Name of Institution:

Mizuho Corporate Bank, Ltd.

as a Lender,

by
/s/ James R Fayen Name: James R Fayen Title: Deputy General Manager